Exhibit 99.1

Contact:
Karen Chang
Senior Vice President &

Chief Financial Officer

Phone: (215) 564-5900
Email: ir@luminentcapital.com

LUMINENT REPORTS UPDATED PROJECTIONS OF PORTFOLIO CASH FLOW

PHILADELPHIA, PA, July 9, 2008 — Luminent Mortgage Capital, Inc. (OTCBB: LUMC) reported today that it has updated its principal and interest cash flows on its portfolio of mortgage-backed securities for new prepayment, default and severity assumptions as well as June 2008 distribution data. Principal and interest cash flows on its portfolio of mortgage-backed securities is estimated to be $84.3 million over the next 5 years.

As of July 9, 2008, substantially all of Luminent’s portfolio of mortgage-backed securities that do not serve as collateral for non-recourse collateralized debt obligations, is pledged as collateral to the $182.6 million of repurchase agreement financing Luminent had outstanding with an affiliate of Arco Capital Corporation Ltd.

The attached schedule of Supplemental Financial Information contains information on Luminent’s projected portfolio cash flows.

This news release and Luminent’s filings with the Securities and Exchange Commission contain forward-looking statements that predict or describe future events or trends. The matters described in these forward-looking statements are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond Luminent’s control and are based on the information currently available to Luminent’s management. Luminent faces many risks that could cause its actual performance to differ materially from the results expressed or implied by its forward-looking statements, including, without limitation, the possibilities that interest rates may change, that principal payment rates may change, that Luminent may experience unanticipated margin calls, that the collateral securing its indebtedness may become illiquid with a resulting drop in value, that Luminent may not be able to maintain its qualification as a REIT for federal income tax purposes, that Luminent may experience the risks associated with investing in mortgage related securities, including changes in business conditions and the general economy, and that Luminent’s strategies may not be effective (including portfolio management and hedging strategies and strategy to protect net interest spreads). Luminent’s filings with the Securities and Exchange Commission contain a more complete description of these and many other risks to which Luminent is subject. Because of those risks, Luminent’s actual results, performance or financial condition may differ materially from the results, performance or financial condition contemplated by its forward-looking statements. The information set forth in this news release represents management’s current expectations and intentions. Luminent assumes no responsibility to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. The content of this press release is qualified in its entirety to the appropriate documents filed with the SEC on Form 8-K.

ADDITIONAL INFORMATION

Luminent LLC, an affiliate of the Company, has filed a Form S-4 registration statement with the SEC, which contains a preliminary proxy statement/prospectus relating to the Company’s 2008 annual meeting of stockholders and other relevant documents in connection with the proposed restructuring. The definitive proxy statement/prospectus will be mailed to the stockholders of the Company when it becomes available. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials, when they become available, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents by contacting Karen Chang, Luminent Mortgage Capital, Inc., 1515 Market Street, Suite 2000, Philadelphia, PA 19102; telephone: (215) 564-5900.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning such participants’ ownership of the Company’s common stock will be set forth in the proxy statement/prospectus when it becomes available. This communication does not constitute an offer of any securities for sale.

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION

Luminent projects portfolio cash flow using internally generated cash flow analysis, available market information and other appropriate valuation methodologies. These estimates involve matters of uncertainty, judgment in interpreting relevant market data and are inherently subjective in nature. Many factors are necessary to project portfolio cash flow, including, but not limited to, interest rates, prepayment rates, amount and timing of credit losses, supply and demand, liquidity, cash flows and other market factors. Luminent applies these factors to its portfolio as appropriate in order to project portfolio cash flow. The following schedule details the projected principal and interest cash flow of Luminent’s mortgage-backed securities portfolio comprised of securities retained from its securitization trusts and purchased from third parties that are substantially all financed with repurchase agreements using various asset specific assumptions for prepayment rate, default rate and severity as of July 9, 2008 (in millions):

Quarter Ended	Principal	Interest	Total
2008:
September 30, 2008	$1.4	$9.5	$10.9
December 31, 2008	1.3	6.0	7.3

Total 2008	2.7	15.5	18.2
2009:
March 31, 2009	1.4	4.4	5.8
June 30, 2009	3.3	2.9	6.2
September 30, 2009	1.6	2.4	4.0
December 31, 2009	1.0	2.1	3.1

Total 2009	7.3	11.8	19.1
2010:
March 31, 2010	0.9	1.8	2.7
June 30, 2010	0.9	1.8	2.7
September 30, 2010	0.9	2.4	3.3
December 31, 2010	0.8	2.7	3.5

Total 2010	3.5	8.7	12.2
2011:
March 31, 2011	0.8	2.9	3.7
June 30, 2011	0.8	2.7	3.5
September 30, 2011	0.8	2.8	3.6
December 31, 2011	0.7	2.9	3.6

Total 2011	3.1	11.3	14.4

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION (Continued)

Quarter Ended	Principal	Interest	Total
2012:
March 31, 2012	$0.7	$2.8	$3.5
June 30, 2012	0.7	3.1	3.8
September 30, 2012	0.6	3.0	3.6
December 31, 2012	0.6	2.8	3.4

Total 2012	2.6	11.7	14.3
2013:
March 31, 2013	0.6	2.5	3.1
June 30, 2013	0.6	2.4	3.0

Total six months ended June 30, 2013	1.2	4.9	6.1

The tables above exclude mortgage-backed securities which have been financed through non-recourse collateralized debt obligations and are pledged as collateral thereto.

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION (Continued)

The cash flow projections included in the tables above were determined using the following assumptions:

CUSIP	Description	Prepayment Rate (%)	Default Rate (%)	Severity (%)
00400DAD9	ACACIA12,C	(1)	(1)	(1)
00441XAM6	ACE06NC2,M7	10.00	12.87 for 8 25.17 for 8 10.07 for 12 4	60.00
004421WV1	ACE06HE1,M5	10.00	22.5 for 8 30.36 for 8 8.6 for 12 4	60.00
02149VBA6	CWA073T1,B2	12.00	2.58 for 8 3.9 for 8 2.83 for 12 0.67	35.00
02150LAX5	CWA0712T,B1	12.00	2.35 for 8 5.34 for 8 2.5 for 12 0.67	35.00
02150LAY3	CWA0712T,B2	12.00	2.35 for 8 5.34 for 8 2.5 for 12 0.67	35.00
04544NAM6	ABSH06H6,M8	10.00	10.8 for 8 18.25 for 8 4.68 for 12 2.66	60.00
12627HAS9	CSAB0602,M6	12.00	6.45 for 8 16.11 for 8 3.2 for 12 1.71	35.00
12667GMU4	CWA05016,B3	12.00	3.25 for 8 7.3 for 8 5.85 for 12 1.27	35.00
12690AAA5	CSR0704N,R1	12.00	2.25 for 8 8.76 for 8 3.69 12 1	40.00
159845AA4	CHASFT1,SUB	(1)	(1)	(1)
159846AF1	CHASFT1,D2	(1)	(1)	(1)
159846AG9	CHASFT1,E	(1)	(1)	(1)
17309QAM6	CTM06WF3,M8	10.00	7.36 for 8 12.78 for 8 5.85 for 12 2.06	60.00
23246KBV2	CWA071T1,B1	12.00	3.19 for 8 4.89 for 8 3.7 for 12 0.94	35.00
23332UCT9	DSLA05A1,B4	12.00	6.45 for 8 10.6 for 8 11.59 for 12 1.76	35.00
320275AM2	FFM06F16,M7	10.00	11.1 for 8 21.78 for 8 4.26 for 12 2.51	60.00
320276AN8	FFML06F9,M7	10.00	14.17 for 8 19 for 8 3.27 for 12 2.53	60.00
320277AL0	FFML06F7,M5	10.00	15.10 for 8 22.09 for 8 3.88 for 12 2.83	60.00
35562QAK4	FHL05S01,1B4	12.00	1.32 for 8 3.66 for 8 1.69 for 12 0.45	30.00
35562QAK4	FHL05S01,1B4	12.00	1.32 for 8 3.66 for 8 1.69 for 12 0.45	30.00
35729MAP2	FRHE0603,M9	10.00	16.38 for 8 27.42 for 8 7.19 for 12 3.82	60.00
35729QAM0	FRHE06B,M7	10.00	12.72 for 8 17.52 for 8 11.63 for 12 3.66	60.00
35729QAP3	FRHE06B,M9	10.00	12.72 for 8 17.52 for 8 11.63 for 12 3.66	60.00
35729TAP7	FRHE06C,M9	10.00	11.88 for 8 19.8 for 8 8.97 for 12 3.23	60.00
395385BA4	GPHE0404,B	20.00	12 flat	100.00
39538WCQ9	GPM05AR4,B2	12.00	5.64 for 8 16.3 for 8 10.32 for 12 2.23	35.00
402552AG8	GULFA071,C	(1)	(1)	(1)
402552AJ2	GULFA071,D	(1)	(1)	(1)
43731RAC0	HMRE0601,B1	28.50	0	0.00
43739HAE0	HMT06002,B1	12.00	.45 for 8 5.71 for 8 2.16 for 12 0.61 f	35.00
44328AAP5	HSA06HE1,M8	10.00	14.61 for 8 20.47 for 8 6.91 for 12 3.08	65.00
45660LCX5	INX05AR2,B4	12.00	1.06 for 8 8.53 for 8 8.2 for 12 1.38	35.00
550279AF0	LUM05001,B2	12.00	4.8 for 8 5.85 for 8 9.94 for 12 1.38	35.00
550279AG8	LUM05001,B3	12.00	4.8 for 8 5.85 for 8 9.94 for 12 1.38	35.00
550279AH6	LUM05001,B4	12.00	4.8 for 8 5.85 for 8 9.94 for 12 1.38	35.00
550279AJ2	LUM05001,B5	12.00	4.8 for 8 5.85 for 8 9.94 for 12 1.38	35.00
550279AK9	LUM05001,B6	12.00	4.8 for 8 5.85 for 8 9.94 for 12 1.38	35.00
550279AT0	LUM06001,B1	12.00	7.32 for 8 12.96 for 8 2.12 2.12	40.00

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION (Continued)

CUSIP	Description	Prepayment Rate (%)	Default Rate (%)	Severity (%)
550279AU7	LUM06001,B2	12.00	7.32 for 8 12.96 for 8 2.12 2.12	40.00
550279AV5	LUM06001,B3	12.00	7.32 for 8 12.96 for 8 2.12 2.12	40.00
550279AW3	LUM06001,B4	12.00	7.32 for 8 12.96 for 8 2.12 2.12	40.00
550279AW3	LUM06001,B4	12.00	7.32 for 8 12.96 for 8 2.12 2.12	40.00
550279AX1	LUM06001,B5	12.00	7.32 for 8 12.96 for 8 2.12 2.12	40.00
550279BK8	LUM06002,B4	12.00	5.97 for 8 13.39 for 8 7.02 for 12 1.83	40.00
			for 12 1.83 for 12 1.83
550279BL6	LUM06002,B5	12.00	5.97 for 8 13.39 for 8 7.02 for 12 1.83	40.00
			for 12 1.83 for 12 1.83
55027AAL4	LUM06003,IIB2	12.00	4.24 for 8 14.50 for 8 6.55 for 12 1.73	35.00
55027AAM2	LUM06003,IIB3	12.00	4.24 for 8 14.50 for 8 6.55 for 12 1.73	35.00
55027AAP5	LUM06003,IIB5	12.00	4.24 for 8 14.50 for 8 6.55 for 12 1.73	35.00
55027ABB5	LUM06003,IB1	12.00	5.49 for 8 13.53 for 8 4.59 for 12 1.89	40.00
55027ABD1	LUM06003,IB3	12.00	5.49 for 8 13.53 for 8 4.59 for 12 1.89	40.00
55027ABF6	LUM06003,IBIO	12.00	5.49 for 8 13.53 for 8 4.59 for 12 1.89	40.00
55027BAK4	LUM06004,B4	12.00	6.81 for 8 13.2 for 8 6.69 for 12 1.8	40.00
55027BAL2	LUM06004,B5	12.00	6.81 for 8 13.2 for 8 6.69 for 12 1.8	40.00
55027BAM0	LUM06004,B6	12.00	6.81 for 8 13.2 for 8 6.69 for 12 1.8	40.00
55027XAK6	LUM06005,B4	12.00	5.56 for 8 11.58 for 8 5.82 for 12 1.59	40.00
55027YAQ1	LUM06006,B9	12.00	3.19 for 8 9.82 for 8 5.91 for 12 1.33	40.00
55027YAR9	LUM06006,C	12.00	3.19 for 8 9.82 for 8 5.91 for 12 1.33	40.00
55028BAC1	LUM06007,IB1	12.00	2.71 for 8 13.26 for 8 2.31 for 12 1.16	35.00
55028BAT4	LUM06007,IC1	12.00	2.71 for 8 13.26 for 8 2.31 for 12 1.16	35.00
55028BAU1	LUM06007,IC2	Paid Off	Paid Off	Paid Off
55028BAV9	LUM06007,IP	12.00	2.71 for 8 13.26 for 8 2.31 for 12 1.16	35.00
55028BAW7	LUM06007,IIC	12.00	2.76 for 8 10.11 for 8 3.9 for 12 1.16	40.00
55028BAY3	LUM06007,IIP	12.00	2.76 for 8 10.11 for 8 3.9 for 12 1.16	40.00
55028CAR6	LUM07001,IC1	12.00	2.82 for 8 9.42 for 8 1.8 for 12 1.16	35.00
55028CAS4	LUM07001,IC2	12.00	2.82 for 8 9.42 for 8 1.8 for 12 1.16	35.00
55028CAT2	LUM07001,IIC	12.00	2.82 for 8 9.42 for 8 1.8 for 12 1.16	40.00
55028EAL5	LUM07002,IC2	(2)	(2)	(2)
68389BAK9	OOHE0603,M7	10.00	13.54 for 8 25.24 for 8 2.85 for 12 3.09	60.00
68389BAK9	OOHE0603,M7	10.00	13.54 for 8 25.24 for 8 2.85 for 12 3.09	60.00
74922PAG9	RFC07QA2,M3	12.00	5.56 for 8 18.51 for 8 5.27 for 12 2.26	35.00
75156QAM8	RFC06RS6,M8	10.00	9.91 for 8 26.76 for 8 3.12 for 12 2.62	60.00
75156YAM1	RFC06RS5,M8	10.00	5.91 for 8 22.54 for 8 3.26 for 12 2.05	60.00
83169WAJ1	SMHR0502,B1	16.57	0	0.00
83169WAN2	SMHR0502,M6A	16.57	0	0.00
83587CAB6	SORIN5,A1J	(3)	(3)	(2)
86359RAN6	SAS06BC4,M8	10.00	13.90 for 8 19.48 for 8 5.73 for 12 2.8	60.00
86361EAP6	SAS06WF3,M9	10.00	7.47 for 8 11.17 for 8 6.43 for 12 2.02	60.00
86361EAQ4	SAS06WF3,M10	10.00	7.47 for 8 11.17 for 8 6.43 for 12 2.02	60.00
92922FT99	WMS05AR8,B10	12.00	1.14 for 8 4.69 for 8 1.56 for 12 0.56	40.00

LUMINENT MORTGAGE CAPITAL, INC.

SUPPLEMENTAL FINANCIAL INFORMATION (Concluded)

CUSIP	Description	Prepayment Rate (%)	Default Rate (%)	Severity (%)
92922FV70	WMS05AR9,B4	12.00	0.75 for 8 4.32 for 8 .825 for 12 0.44	40.00
93362YAJ1	WMS06AR5,B2	12.00	1.97 for 8 7.80 for 8 2.70 for 12 1.35	40.00
LUM0501OT	LUM05001,OT	12.00	4.8 for 8 5.85 for 8 9.94 for 12 1.38	35.00

(1)	This security has ceased remittance of principal and interest. Luminent is not projecting future cash flows on this security.

(2)	Luminent is not projecting future cash flows on this security.

(3)	Securitization trust is in the process of being liquidated. Luminent is not projecting future cash flows on this security.

Paid Off – Certificate balance is zero.

The data in the column labeled “Default Rate (%)” above should be read according to the following example:

CUSIP	Description	Default Rate (%)	Description
00441XAM6	ACE06NC2,M7	12.87 for 8 25.17 for 8 10.07 for 12 4	12.87% for 8 months, 25.17% for the next 8 months, 10.07% for the following 12 months, 4% thereafter